SAFE, RELIABLE NATURAL GAS AT OUR CORE … AND SO MUCH MORE







Fiscal 2016 Second Quarter Update

May 4, 2016

New Jersey Resources

Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's Net Financial Earnings (NFE) guidance for fiscal 2016 and NFE growth beyond 2016, dividend growth and payout ratio goals, forecasted contribution of business segments to fiscal 2016 NFE and to NFE beyond fiscal 2016, future New Jersey Natural Gas Company (NJNG) customer growth, future capital expenditures and infrastructure investments, NJNG's base rate case, and post rate case regulatory agenda, the effect of the federal Production Tax Credit (PTC) and federal Investment Tax Credit (ITC) extension on NJRCEV, the long-term outlook for NJR Clean Energy Ventures Corporation (NJCEV), diversification of NJRCEV's strategy, NJRCEV's future solar and wind projects, the PennEast Pipeline project and NJR's cash flow forecast.

The factors that could cause actual results to differ materially from NJR's expectations, assumptions and beliefs include, but are not limited to, weather and economic conditions; changes in the rate of NJNG's customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR's non-regulated energy investments and NJNG's planned infrastructure projects in a timely manner; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for Solar Renewable Energy Certificates (SRECs) and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the "Risk Factors" sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measure NFE. As an indicator of the Company's operating performance, this measure should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJR Energy Services (NJRES), net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company's performance. Management believes this non-GAAP measure is more reflective of the Company's business model, provides transparency to investors and enables period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Fiscal Second Quarter 2016 Highlights

Results

- Net Financial Earnings (NFE) of $.91 per share*
- New Jersey Natural Gas (NJNG) added 1,609 new customers
- NJR Energy Services (NJRES) performed well despite warm weather
- NJR Clean Energy Ventures (NJRCEV) Sunlight Advantage® added 207 customers
  - 701 residential leases signed, awaiting installation
  - Construction continues on five grid connected projects

** A reconciliation from NFE to net income is set forth on Slide 24 in the Appendix.*

Fiscal Second Quarter 2016 Highlights

Strategic Actions

NJNG

- Base rate case remains on track
- Separate rate treatment sought for Southern Reliability Link (SRL)

NJRCEV

- Residential solar market remains strong
- Construction continues at Ringer Hill, our fourth onshore wind project
- Capital plan for fiscal 2016 remains unchanged
- Evaluating options for fiscal 2017 and beyond

NJR Midstream

- FERC moves forward with PennEast Pipeline environmental study
    - Adjusts in-service date to fiscal 2019

Our Long-Term Average Annual NFE Growth Strategy Remains 5 to 9 Percent

How will we achieve this?

Invest in Infrastructure to:

- ***Expand our distribution franchise network*** to serve a growing customer base and ensure reliable and resilient service
- ***Develop Midstream projects*** like PennEast Pipeline

Invest and develop Renewable and Distributed Generation (wind and solar) projects at NJRCEV

Provide physical and producer services by leasing and managing storage and transportation assets at NJRES



Fiscal 2016
5-10%
5-15%
1-3%
60-70%
10-20%
New Jersey Natural Gas
NJR Midstream
NJR Energy Services
NJR Home Services
NJR Clean Energy Ventures

Mutually Beneficial Regulatory Programs

Program	Description	Benefits: Customer/ Societal	Benefits: Shareholder	Inception
BGSS: Basic Gas Supply Service Incentives*	Off-system sales and capacity release incentives	Customer savings of about $842 million since inception	Average of $.05 per share annually	1992
CIP: Conservation Incentive Program*	Reconciles usage per customer differences	BGSS demand savings of nearly $850 million	Margin stability	2007
The SAVEGREEN Project®	Encourages investment in energy efficiency equipment and measures through customer incentives	Reduces energy usage emissions and lowers bills	Investments included in rates	2009
SAFE: Safety Acceleration and Facility Enhancement Program	Replacement of old cast iron and bare steel main	Enhances pipeline safety by replacing aged infrastructure	Full return deferred for future recovery	2012
NJ RISE: New Jersey Reinvestment in System Enhancement	System strengthening/ reliability projects driven by Superstorm Sandy	Improve system resiliency for future major weather events	Investments included in rates	2014

** No expiration*

Looking Beyond the Base Rate Case

Strong customer growth to continue

A SAFE Extension

- $200 million filing pending at BPU to complete replacement of unprotected steel pipe
- Seeking regulatory treatment to provide a real-time return similar to NJ RISE

Continuing Regulatory Programs

- BGSS Incentives
- CIP
- SAVEGREEN – Energy efficiency equipment program in place through July 2017; extension pending

NJ RISE continues

- Storm Hardening Program
- Five-year $102.5 million program through 2019

Fiscal Second Quarter 2016 Results

($MM) Company	Three Months Ended March 31, 2016	2015	Six Months Ended March 31, 2016	2015
New Jersey Natural Gas	$49.0	$48.6	$79.5	$76.8
NJR Midstream	2.2	2.6	4.6	4.7
Subtotal	$51.2	$51.2	$84.1	$81.5
NJR Energy Services	17.0	36.3	27.0	52.8
NJR Clean Energy Ventures	11.8	13.0	19.3	22.0
NJR Home Services/Other	(2.1)	(1.4)	(2.9)	(2.0)
Total	**$77.9**	**$99.1**	**$127.5**	**$154.3**
Per basic share	**$0.91**	**$1.16**	**$1.49**	**$1.82**

Our fiscal 2016 NFE guidance is $1.55 to $1.65 per share

NJNG's Regulated Growth Model

Current Operating Assets

- 7,000 miles of transportation and distribution infrastructure
- 519,000+ customers

Fiscal 2016 NFE

3 Months - $49.0 million
6 Months - $79.5 million

- FY2Q NFE increase due to higher utility gross margin from customer additions, BGSS incentive programs and regulatory initiatives

Future Earnings Contributors

- Customer growth
- Rate case
- SRL
  - 30-mile route approved by BPU



Customers at Fiscal Year End
Thousands
530
520
510
500
490
480
495
500
497
504
512
519
2011
2012
2013
2014
2015
YTD 2016



Equivalent Customer Cost1
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.88
$1.77
$3.86
$4.10
NJNG
Fuel Oil
Propane
Electricity

1. Source: US Energy Information Administration data as of March 2016. Based on 100,000 comparable BTUs

NJNG Results Demonstrate Value of Customer Growth



NJNG Margin Change
$ (Millions)
212
211
210
209
208
207
206
$207.7
$1.9
$1.0
$0.6
$211.6
March 31, 2015
Customer Growth
BGSS Incentives
SAVEGREEN
March 31, 2016

Customer Growth Drives Higher Utility Gross Margin

- 3,655 new customers added in first six months of FY2016
  - 1,918 new construction customers
  - 1,737 conversions
- 400 heat conversions
- These new and conversion customers will contribute approximately $3 million annually to utility gross margin
- On track to add 8,150 new customers this year



10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
3,566
4,079
7,858
8,150
8,550
8,750
YTD FY16
YTD FY15
FY15A
FY16E
FY17E
FY18E
New Construction
Conversions

3-Year forecast of 24,000 - 28,000 new customers
1.6 percent annual new customer growth rate

NJNG Capital Investment Mid-Year Update

	CAPITAL INVESTMENTS ($MM)		
	YEAR TO DATE	2016E	STATUS
NJNG			
Customer Growth	$15.6	$35.2	Added 3,655 customers in 1H16; on target to add 8,150 customers in FY2016
Maintenance/Other	40.5	81.1	Capital spending on track to enhance system safety and reliability
SAFE	13.3	31.7	SAFE extension of $200 million to complete replacement of unprotected steel pipe pending at BPU
NJ RISE	7.5	17.9	Installation of excess flow valves and engineering work continues
Liquefaction Project	5.6	5.8	Project is in construction phase and is expected to be operational by summer 2016
Southern Reliability	1.4	31.7	30-mile route approved by BPU in January 2016
Total NJNG	**$83.9**	**$203.4**	

NJR Midstream

Current Operating Assets

Steckman Ridge

- $127 million investment, 12 Bcf natural gas storage facility in southwest PA
- 50/50 joint venture with Spectra Energy
- Direct access to Mid-Atlantic markets

Dominion Midstream Partners

- Value $62.1 million*
- Current annual distribution rate of $0.854 per unit

Fiscal 2016 NFE

3 Months - $2.2 million

6 Months - $4.6 million

- Consistent FY2Q NFE due to storage service revenue and demand for hub services at Steckman Ridge

Future Earnings Contributors

- Steckman Ridge
- Dominion Midstream
- PennEast Pipeline
  - Received FERC Notice of Schedule for Environmental Review in March 2016
  - Anticipated in service in last quarter fiscal 2018 or first quarter of fiscal 2019



PennEast Pipeline
Tennessee
Millennium
Compressor A
Transco
UGI Utilities
PennEast Pipeline
Compressor B
UGI Utilities
Texas Eastern
Columbia
Algonquin
Compressor C
Lambertville
Transco Trenton-Woodbury

** 1,838,932 shares @ $33.75 as of March 31, 2016 close.*

NJR Clean Energy Ventures



Current Operating Assets

Commercial Solar

- 22 projects in service
- 82.6 MW

Residential Solar - The Sunlight Advantage®

- 4,250+ customers
- 701 leases signed, awaiting installation
- 37.6 MW

Three community wind farms

- Geographically diverse
- 80.4 MW
- Supported by PPAs/Hedges

Fiscal 2016 NFE

3 Months - $11.8 million

6 Months - $19.3 million

- Lower NFE due to timing of recognizing tax credits



Future Earnings Contributors

Commercial Solar

- Grid connected and net metered projects

Residential solar leases

Onshore wind farms

Other potential renewable/distribution projects



Diversifying Our Renewable Portfolio by Scaling Up Onshore Wind

Project	In Service Date	PPA/Hedge	Size (MW)	Capital ($MM)	Location	Contractor	Turbines
Ringer Hill	Year-end 2016	Majority of energy produced will be hedged under 15-year agreement with Iron Mountain	39.9	$84	Pennsylvania 60 miles SE of Pittsburgh	Mortensen Construction	General Electric
Two Dot	June 2014	25-year PPA with Northwestern Energy	9.7	$21	Montana 93 miles SE of Helena	Mortensen Construction	General Electric
Carroll Area	January 2015	25-year PPA with MidAmerican Energy	20.0	$42	Iowa 65 miles NW of Des Moines	Mortensen Construction	Siemens
Alexander	December 2015	PPAs and financial hedges with Kansas City BPU and Yahoo!, Inc.	50.7	$85	Kansas Rush County	Mortensen Construction	Siemens

Improved SREC Fundamentals

Installations (MW)



90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
85
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16

SREC Prices



SREC Prices
SACP
$350
$300
$250
$200
$150
$100
$50
$0
New SACP
from Solar
takes effect
$70
$285
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16

NJRCEV forecasts SREC production to grow to 214,000 by fiscal 2018

Source of Monthly Capacity Additions: NJ Clean Energy Program
Source of SREC Prices: Karbone

NJRCEV Is Proactively Hedging SRECs to Reduce Future Price Volatility


250
200
150
100
50
0
Thousands of SRECs
170
161
197
131
214
102
FY16E
FY17E
FY18E
Hedged
Expected Generated
Current Generation

	FY16E	FY17E	FY18E
Pct. Hedged:	95%	66%	48%
Average Price:	$212	$229	$232

As of March 31, 2016

NJR Energy Services



Current Operations

- Firm storage (40 Bcf in the US and Canada)
- Firm transportation (1.4 Bcf/d)
- Producer services
- Utility asset management
- Electric generation management

Fiscal 2016 NFE

3 Months - $17.0 million
6 Months - $27.0 million

- Lower FY2Q NFE due to much warmer weather which reduced volatility



Future Earnings Contributors

- Earnings subject to volatility in natural gas markets
- Factors impacting natural gas markets include:
  - Weather
  - Record natural gas-fired electric generation exceeding coal generation output for first time in history
  - LNG export facilities scheduled to come on line in 2016

Total Return Periods Ended March 31, 2016



1 Year Total Return
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
28.8%
14.8%
12.7%
NJR
Peer Group
S&P 500



10-Year Annualized Total Return
15.0%
10.0%
5.0%
0.0%
11.6%
10.0%
8.0%
NJR
Peer Group
S&P 500

Assumes reinvested dividends

APPENDIX

Base Rate Case on Track for Q1 Fiscal 2017 Resolution

- November 2015 filing date established with the approval of SAFE in 2012
- Requested an increase of $147.6 million
- Proposed rates base of nearly $1.6 billion

Procedural Schedule of the Office of Administrative Law	
May 20, 2016	NJNG produces its 10+2 Update
June 6, 2016	Discovery/ Settlement Conferences
Week of June 20, 2016	Settlement Conferences
June 30, 2016	Rate Counsel/Intervenor Pre-Filed Direct Testimony due
July 5, 2016	Discovery on Rate Counsel/Intervenor testimony due
July 15, 2016	Rate Counsel/Intervenor discovery responses due
July 20, 2016	NJNG produces its 12+0 Update
July 22, 2016	NJNG Pre-Filed Rebuttal Testimony due
July 29, 2016	Discovery on rebuttal
August 5, 2016	Responses to discovery on rebuttal
Week of August 1, 2016	Settlement Conferences
August 8-12, 2016	Hearings

Federal Tax Credit Extensions

Start of Construction	Deadline	Wind PTC
Prior to 1/1/2017	12/31/2018	100%
Prior to 1/1/2018	12/31/2019	80%
Prior to 1/1/2019	12/31/2020	60%
Prior to 1/1/2020	12/31/2021	40%

Start of Construction	Deadline	Solar ITC
Prior to 1/1/2020	12/31/2021	30%
Prior to 1/1/2021	12/31/2022	26%
Prior to 1/1/2022	12/31/2023	22%
2022 and beyond		10%

Reconciliation to Non-GAAP Measures

A reconciliation of NFE for the three- and six-months ended March 31, 2016 and 2015, to net income is provided below:

	Three Months Ended March 31,		Six Months Ended March 31,	
(Thousands)	**2016**	2015	**2016**	2015
Net income	**$ 73,657**	$ 60,903	**$ 122,304**	$ 184,223
Add:				
Unrealized loss (gain) on derivative instruments	**3,170**	68,474	**2,036**	(20,198)
Effects of economic hedging related to natural gas inventory	**(1,053)**	(23,450)	**2,760**	(32,215)
Tax adjustments	**2,436**	(6,784)	**742**	22,443
Net financial earnings	**$ 78,210**	$ 99,143	**$ 127,842**	$ 154,253
Weighted Average Shares Outstanding				
Basic	**85,834**	85,328	**85,754**	84,940
Diluted	**86,898**	86,370	**86,818**	85,982
Basic net financial earnings per share	**$ 0.91**	$ 1.16	**$ 1.49**	$ 1.82